UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               September 27, 2004
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                       0-26028                22-2671269

(State or Other Jurisdiction of (Commission File Number)  (I.R.S. Employer
  Incorporation or Organization)                          Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)




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Item 8.01  OTHER EVENTS

On September 27, 2004, we announced that our CT Laser Mammography System (CTLM(R)) has received Chinese State Food and Drug Administration (SFDA) marketing approval. The Peoples Republic of China SFDA issued the registration "Certificate for Medical Device". The medical device registration number is 20043241646.

We issued a press release CHINA'S FDA APPROVES IDSI LASER BREAST IMAGING DEVICE on September 27, 2004. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference is being furnished pursuant to Item 8.01.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated September 28, 2004


                                   /s/ Allan L. Schwartz
                                   ---------------------
                                   By: Allan L. Schwartz
                                   Executive Vice President
                                   Chief Financial Officer